Exhibit 32.1

                            Devine Entertainment Corp.

                        CERTIFICATION OF PERIODIC REPORT
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                             18 U.S.C. Section 1350

The undersigned executive officer of Devine Entertainment Corp. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. the quarterly report on Form 10-Q of Devine Entertainment Corp. for the quarter ended September 30, 2008 fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Devine Entertainment Corp.

Date: November 13, 2008

                                            /s/ David Devine
                                            ---------------------------
                                            David Devine
                                            Principal Executive Officer

Date: November 13, 2008

                                            /s/ Richard Mozer
                                            ---------------------------
                                            Richard Mozer
                                            Principal Financial Officer